UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2016

Mistras Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001- 34481	22-3341267
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

195 Clarksville Road	08550
Princeton Junction, New Jersey	(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: (609) 716-4000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 28, 2016, Mistras Group, Inc. (the “Company”) announced that Dennis Bertolotti, currently the Company’s Group Executive Vice President, Services Americas, will become the Company’s President and Chief Operating Officer, effective June 1, 2016. The Company also announced that effective June 1, 2016, Jonathan Wolk, the Company’s Executive Vice President, Chief Financial Officer and Treasurer, will become Senior Executive Vice President, Chief Financial Officer and Treasurer. A press release announcing these appointments is furnished as Exhibit 99.1 to this report.
Sotirios Vahaviolos, currently the Chairman, Chief Executive Officer and President of the Company, will continue to serve as the Company’s Chairman and CEO upon Mr. Bertolotti’s appointment. Mr. Bertolotti and Mr. Wolk will continue to report directly to Dr. Vahaviolos.

Mr. Bertolotti has been with the Company since it acquired Conam Inspection Services in August 2003, where Mr. Bertolotti was a Vice President at the time of the acquisition. Since then, Mr. Bertolotti has served in various senior capacities with the Company, including his most recent position as Group Executive Vice President and prior to that as President and Chief Operating Officer of the Company’s Services Division. Mr. Bertolotti has been in the non-destructive testing, or NDT, business for over 30 years, and previously held ASNT Level III certifications and various American Petroleum Institute, or API, certifications, and received his Associate of Science degree in NDT from Moraine Valley Community College in 1983. Mr. Bertolotti has also received a Bachelor of Science and MBA from Otterbein College.
The compensation arrangement for Mr. Bertolotti’s new position will be determined in the future around the June 1, 2016 effective date. Mr. Bertolotti’s current compensation arrangement is set forth in the Company’s proxy statement for its 2015 annual shareholders meeting.
There has been no transaction since May 31, 2014, or proposed transaction, to which the Company was or is to be a party in which Mr. Bertolotti had a direct or indirect interest required to be disclosed under Item 404 of Regulation S-K. There are no family relationships between Mr. Bertolotti and any other officer or director of the Company.
Item 9.01. Financial Statement and Exhibits.

(d) Exhibits

99.1	Press release issued by Mistras Group, Inc. on April 28, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MISTRAS GROUP, INC.

Date: April 28, 2016	By:	/s/ Michael C. Keefe
		Name:	Michael C. Keefe
		Title:	Executive Vice President, General Counsel and Secretary

Exhibit No.	Description
99.1	Press release issued by Mistras Group, Inc. on April 28, 2016